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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                 OCTOBER 4, 2001
                Date of Report (Date of earliest event reported)



                       KULICKE AND SOFFA INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                          Commission File No. 000-00121

            PENNSYLVANIA                                        23-1498399
            ------------                                        ----------
  (State or other jurisdiction of                              (IRS Employer
           incorporation)                                   Identification No.)


2101 BLAIR MILL ROAD, WILLOW GROVE, PENNSYLVANIA                    19090
------------------------------------------------                    -----
    (Address of principal executive offices)                     (Zip Code)


                                 (215) 784-6000
                                 --------------
                         (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS

On October 5, 2001, Kulicke and Soffa Industries, Inc. announced that the registration statement on Form S-3 registering its 5 1/4% Convertible Subordinated Notes due August 2006 (and the shares of common stock of Kulicke & Soffa issuable upon the conversion of the Notes) for resale was declared effective by the Securities and Exchange Commission on October 4, 2001. A copy of the press release is filed as Exhibit 99.1 and incorporated in this report by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

Exhibit No.                                             Description
-----------                                             -----------
      99.1                                Press Release dated October 5, 2001

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        KULICKE AND SOFFA INDUSTRIES, INC.



Date: October 5, 2001            By: /s/ ROBERT F. AMWEG
---------------------            ------------------------------------------
                                 Robert F. Amweg
                                 Vice President, Treasurer
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                                  EXHIBIT INDEX


Exhibit No.                                             Description
-----------                                             -----------
      99.1                                Press Release dated October 5, 2001